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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 10, 2004, except as to Note 20 which is as of November 12, 2004, relating to the consolidated financial statements and financial statement schedules, which appears in Western Wireless Corporation's Annual Report on Form 10-K/A, Amendment No. 1 to Form 10-K, for the year ended December 31, 2003.

Seattle, Washington
December 29, 2004